UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2015

RELM Wireless Corporation
(Exact Name of Registrant Specified in Charter)

Nevada
(State or other jurisdiction of incorporation)

001-32644	59-34862971
(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 984-1414

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 20, 2015, RELM Wireless Corporation (the “Registrant”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Registrant’s stockholders: (i) elected Donald F.U. Goebert, James R. Henderson, Ryan Levenson, Timothy W. O’Neil, Benjamin Rosenzweig and David P. Storey to serve as directors of the Registrant until the next annual meeting of stockholders and until their respective successors are duly elected and qualified and (ii) ratified the appointment of BDO USA, LLP as the Registrant’s independent registered public accounting firm for fiscal year 2015.

The voting results for each proposal were as follows:

1.           Election of Directors

	For	Withheld	Broker Non-Votes
Donald F.U. Goebert	7,985,266	1,230,197	0
James R. Henderson	8,913,569	301,894	0
Ryan Levenson	8,785,410	430,053	0
Timothy W. O’Neil	9,175,355	40,108	0
Benjamin Rosenzweig	8,785,198	430,265	0
David P. Storey	9,176,463	39,000	0

2.           Ratification of Appointment of BDO USA, LLP

For	Against	Abstain
7,556,404	1,622,422	36,637

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

Date: May 21, 2015	By:	/s/ William P. Kelly
William P. Kelly, Executive Vice President and Chief Financial Officer